UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 12, 2026 (August 8, 2026)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Appointment of Keith C. Costello as Executive Vice President and Chief Operating Officer

On August 8, 2026, the Board of Directors (the “Board”) of Rimini Street, Inc. (the “Company”) appointed Mr. Keith C. Costello, age 60, as its Executive Vice President and Chief Operating Officer, with such appointment to be effective as of August 17, 2026. In this capacity, Mr. Costello will function as the Company’s principal operating officer.

Mr. Costello is a seasoned technology executive with more than 30 years of experience in building and scaling go-to-market, global services and customer success organizations. His expertise spans enterprise software, SaaS, product professional services and global support across B2B, B2C and AI platforms, leveraging Agentic AI to drive productivity in go-to-market pipeline and sales development.

Before joining Rimini Street, Mr. Costello served in multiple roles at DXC Technology (“DXC”), most recently (from October 2025 until August 2026) as President, Enterprise Applications, Technology, Consulting and Engineering Services, overseeing all DXC SAP and Microsoft services worldwide. From December 2023 until October 2025, Mr. Costello was DXC’s Global Managing Director and Senior Vice President, Applications, focusing on DXC’s global SAP service line. Prior to joining DXC, Mr. Costello held various senior management roles at IBM from 2017 until 2023, most recently as General Manager, Global SAP Business (December 2020 until April 2023), where he led the largest practice in IBM’s GBS Division (now IBM Consulting), managing a worldwide team of over 35,000 professionals and driving billions of dollars of revenue relating to IBM’s developed differentiated SAP services offerings. In 2016, prior to joining IBM, Mr. Costello was the Company’s Senior Vice President, Global Client Engagement. Prior to his original tenure with the Company, Mr. Costello held various executive and senior leadership roles, including at Zuora, as Senior Vice President, Global Services; at SAP SE as Executive Vice President and General Manager, Business Analytics and Technology Solutions; at Siebel Systems, as Senior Vice President, Global Services; and at Oracle, as Vice President of its Financials Team (now the Oracle Applications Division).

Mr. Costello holds a Bachelor of Arts degree in Psychology, with a minor in Economics, from the University of California, Berkeley.

Cash Compensation; Benefits. Under the terms of an Offer Letter dated August 5, 2026 (the “Offer Letter”), Mr. Costello’s annual base salary is $460,000, and his target annual incentive compensation opportunity under the Company’s Cash Bonus Plan is 81.74% of his annual salary (based on 100% attainment of all objectives), each of which shall be prorated for the 2026 calendar year, commencing as of his August 17, 2026 start date. Mr. Costello is also eligible to participate in the Company’s retirement and other benefit plans and programs offered to the Company’s senior executives, as well as, beginning in 2027, the Company’s executive officer Long-Term Incentive Plan (“LTI Plan”). The total grant date value at target of the awards to Mr. Costello under the LTI Plan will be set to equal fifty percent (50%) of the Company’s Chief Executive Officer’s LTI Plan total grant date value at target, as set by the Board or a Committee thereof.

Onboarding Equity Awards. The Offer Letter provides that Mr. Costello will receive, effective as of August 17, 2026 (the “Grant Date”), (i) a stock option award in respect of 150,000 shares of the Company’s common stock, vesting in equal installments on the first, second and third anniversaries of the Grant Date, and (ii) an award of restricted stock units (“RSUs”) in respect of 150,000 shares of the Company’s common stock, vesting in equal installments on the first, second and third anniversaries of the Grant Date, in each case generally subject to Mr. Costello continuing to be a Service Provider, as such term is defined under the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) through the applicable vesting date. The onboarding equity awards to Mr. Costello were approved by the Compensation Committee of the Board and are subject to the terms and conditions of the 2013 Plan and, as applicable, the form RSU and stock option award agreements thereunder. Consistent with the terms of the 2013 Plan, the stock options awarded to Mr. Costello shall be exercisable at a per share price equal to the “Fair Market Value” (as defined in the 2013 Plan) of the Company’s common stock on the Grant Date, based upon the closing price per share of the Company’s common stock as quoted on the Nasdaq Global Market on the Grant Date.

Severance Provisions. If (i) Mr. Costello’s employment is terminated by the Company without Cause (as defined in the Offer Letter) or (ii) Mr. Costello terminates his employment for Good Reason (as defined in the Offer Letter), in each case prior to a Change of Control (as defined in the Offer Letter), the Company shall (i) continue to pay Mr. Costello’s base salary in effect as of the date of termination in accordance with the Company’s standard payroll practices, (ii) pay Mr. Costello’s 12 months’ target annual incentive compensation and (iii) cover the cost of insurance premiums for a period of 12 months if Mr.

Costello elects to continue health insurance coverage under COBRA. The Offer Letter also outlines severance provisions if Mr. Costello’s employment is terminated without Cause by the Company or by Mr. Costello for Good Reason within 24 months following a Change of Control of the Company, including the one hundred percent (100%) vesting of his then outstanding unvested Company equity awards.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Mr. Costello was not appointed as an executive officer pursuant to any arrangement or understanding with any other person. Mr. Costello does not have any family relationships with any executive officer or director of the Company, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

10.1	Offer Letter to Keith Costello dated August 5, 2026†
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan or arrangement

SIGNATURES

`    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: August 12, 2026	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President and Chief Executive Officer

3